UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1.  Reports to Stockholders.

Closed-end Funds	Semiannual Report

Global High Income Fund Inc.

Semiannual Report

April 30, 2014

Global High Income Fund Inc.:

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Effective June 2014, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2012 through the monthly distribution for May 2014, the annualized rate had been 7% (which, consistent with the policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital)).

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

June 13, 2014

Dear shareholder,

We present you with the semiannual report for Global High Income Fund Inc. (the “Fund”) for the six months ended April 30, 2014.

Performance

For the six months ended April 30, 2014, the Fund declined 0.67% on a net asset value basis and gained 0.55% on a market price basis. In comparison, the Fund’s benchmark, the Global High Income Fund Index (the “Index”), gained 0.90%. Over the same period, the Fund’s Lipper Emerging Markets Hard Currency Debt Funds peer group median returned 2.31% on a net asset value basis and returned 3.28% on a market price basis. (For more performance information, including a description of the Index, please refer to “Performance at a glance’’ on page 4.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside and creates a wider range of returns within the Fund’s peer group.

Global High Income Fund Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:

October 8, 1993

NYSE symbol:

GHI

Distribution payments:

Monthly

The Fund traded at a discount to its net asset value (“NAV”), although the discount slightly narrowed during the reporting period. On the last trading day of the preceding fiscal year, which ended October 31, 2013, the Fund traded at a discount of 12.1%. At the close of the current reporting period, April 30, 2014, the Fund traded at a discount of 11.5%. As of the same dates, the Lipper peer group reported median discounts of 10.9% and 9.7%, respectively.

A fund trades at a discount when the market price at which its shares trade is less than its NAV per share. Alternatively, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand, and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

After the fiscal reporting period ended, the Fund issued a press release on May 21, 2014, announcing a reduction in the annualized rate for distributions pursuant to its managed distribution policy from 7% to 6%, effective beginning with the June 2014 monthly distribution. (Important features of this policy are described on the inside front cover of this report.)

This change was believed appropriate in light of the Fund’s investment opportunities in the current market environment. Notably, global government bond yields remain at historically low levels. While emerging markets debt, issued both “externally” (that is, debt denominated in US dollars or other “hard,” developed country currencies) and “domestically” (that is, debt denominated in a local emerging markets currency), typically offers premiums (i.e., higher yields) to developed market debt, the yields paid by emerging markets debt remains low compared to historical levels. Also, opportunities to generate significant capital gains by such investments may be more limited over the shorter-term as emerging markets debt is expected to remain somewhat sensitive to changes in US Treasury yields, which are expected to increase; and local currency denominated debt has generally been more sensitive to local economic and geopolitical issues. While we maintain a positive long-term outlook for the emerging markets debt asset class, we have a cautious near-term outlook and expect to see continued periods of elevated volatility. Given prevailing market yields, it is believed that the new distribution rate is more appropriate and in line with the Fund’s ongoing earnings potential as of this time.

Global High Income Fund Inc.

Market commentary

After a challenging start, the emerging markets debt asset class rallied and generated solid results during the six month reporting period as a whole. Risk aversion was elevated at times during the first half of the period amid rising US interest rates and concerns regarding global growth, the latter of which was partially triggered by weak economic data in China. In addition, there were political concerns in Turkey and Venezuela.

While there was no one catalyst, the asset class then began rallying in February. Given significant spread1 widening in 2013 and January 2014, emerging market debt valuations were more attractive, and investors may have felt that negative economic and geopolitical news had been largely priced into the market. Despite a number of headline risks, including Russia’s actions in Ukraine, the asset class continued to move higher in March and April.

During the six months ended April 30, 2014, US dollar-denominated emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index Global (EMBI Global), gained 3.30%. Local market investments (in other words, emerging markets debt denominated in the currency of the issuer) returned -1.48%, as measured by the JP Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified).

Portfolio commentary

What worked

•	An underweight to Ukrainian debt was beneficial for results. Ukrainian debt performed poorly amid Russia’s annexation of Crimea and uncertainties about future hostilities.

•	An overweight to Indonesian US dollar-denominated debt was additive for performance. Despite the country’s high current account deficit, it outperformed the Index, supported by promising measures to trim its deficit.

•	An overweight to US dollar-denominated debt from Sri Lanka contributed to performance. Investor demand was solid overall given attractive yields. In addition, the government took a number of actions to support its economy.

•	An overweight to Indian US dollar-denominated debt enhanced the Fund’s results. India’s US dollar-denominated debt outperformed the Index as sentiment for the country improved leading up to its national elections and expectations for meaningful reforms.

•	An overweight to local currency debt from Bangladesh was rewarded given its strong results.

What didn’t work

•	An underweight to Argentinian US dollar-denominated debt was negative for performance. We moved from an overweight to an underweight position in late 2013/early 2014, given our concerns regarding the fundamentals and political backdrop in Argentina. After generating weak results during the first half of the reporting period, our underweight was not rewarded, as its US dollar denominated debt rallied as the period progressed.

•	An overweight to US dollar-denominated debt from Venezuela was not rewarded. Despite performing well during the second half of the reporting period, this was not enough to offset weakness from November 2013 through January 2014.

•	An overweight to Brazilian local debt was a headwind for the Fund’s performance. Brazilian local debt generated poor results during the first part of the reporting period. It later stabilized as demand improved, given attractive yields and expectations for more modest inflation.

•	Small overweights in Russian debt and the Russian ruble detracted from results. While we continue to have a favorable view of the country overall, these positions performed poorly as investment sentiment weakened given Russia’s actions in Ukraine.

[1]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

Global High Income Fund Inc.

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

–	In March, we increased the Fund’s allocation to Russia, while paring its exposure to Ukraine, as we found the former to be more attractively valued. Russia remains a large part of the Index (9.4% as of April 30, 2014) and, while we continue to maintain a constructive view on its debt given strong credit metrics, we are closely monitoring developments in Ukraine.

–	In January, we reduced the Fund’s exposure to Brazilian local debt and kept our exposure to the Brazilian real at neutral.

–	As discussed, we moderated the Fund’s allocation to Argentina in late 2013/early 2014, moving from an overweight to an underweight position.

Use of derivatives

•	The Fund continued to utilize a number of instruments to manage its overall currency exposure. Currency forwards were among the most commonly utilized derivative instruments. (A currency forward is an agreement between two parties to exchange a certain amount in currencies at a certain rate at a future date.) During the reporting period, the Fund’s overall currency management strategy detracted from results.

•	The Fund used various types of credit-related instruments to manage its credit risk across emerging markets. Credit default swaps (a type of credit derivative) and credit linked notes (notes structured to provide exposure to an underlying bond or asset) were utilized to adjust the Fund’s exposure to the debt of certain emerging markets countries. Whereas credit default swaps were generally used to adjust the Fund’s US dollar-denominated debt exposure, the other instruments were employed almost exclusively to gain access to various local markets. The overall management of US dollar-denominated assets, including derivatives, slightly detracted from performance while local market exposure (i.e., credit linked notes) generally contributed to results.

•	The Fund engaged in transactions involving interest rate related derivative instruments, including, but not limited to, futures and swaps. Total return swaps also played a role in adjusting the Fund’s exposure to local yields. Overall, duration and yield curve management did not meaningfully impact performance during the reporting period.

Outlook

As noted earlier, we maintain a cautious near-term outlook for the emerging markets asset class. Improving growth in developing countries could have a positive impact on emerging market exports. However, this has yet to occur. In addition, valuations in the asset class have become less attractive given spread widening in recent months.

While certain geopolitical issues have been priced into the market, in our view, we expect to see continued periods of elevated volatility. That being said, the potential impact of higher rates in the US could be somewhat more muted in 2014 versus last year, as the Federal Reserve has telegraphed its intention to taper its asset purchases. Within the asset class, we currently feel US dollar-denominated debt should outperform local debt for the year as a whole.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Uwe Schillhorn, CFA
President	Vice President & Portfolio Management Team Member
Global High Income Fund Inc.	Global High Income Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2014. The views and opinions in the letter were current as of June 13, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 04/30/2014

Net asset value returns	6 months	1 year	5 years	10 years

Global High Income Fund Inc.	(0.67)%	(9.84)%	9.03%	8.25%
Lipper Emerging Markets Hard Currency Debt Funds	2.31	(5.00)	11.13	9.37
Market price returns

Global High Income Fund Inc.	0.55%	(15.16)%	10.86%	6.23%
Lipper Emerging Markets Hard Currency Debt Funds	3.28	(10.50)	14.11	10.00
Index returns

Global High Income Fund Index[1]	0.90%	(5.87)%	9.53%	8.95%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	3.30	(2.28)	10.72	9.09

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Emerging Markets Hard Currency Debt Funds” category, which includes both leveraged and non-leveraged closed-end funds that seek either current income or total return by investing primarily in emerging market debt securities.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk and the risks associated with investing in the securities of issuers in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in emerging market issuers may decline in value because of unfavorable government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfunsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics[1]	04/30/14		10/31/13		04/30/13
Net asset value	$11.44		$11.93		$13.62
Market price	$10.13		$10.49		$12.94
12-month dividends/distributions	$0.8259		$0.9034		$0.9457
Monthly dividend/distribution at period-end	$0.0666		$0.0686		$0.0785
Net assets (mm)	$247.0		$257.6		$294.0
Weighted average maturity (yrs.)	8.6		10.4		10.7
Duration (yrs.)[2]	5.8		6.0		6.9
Currency breakdown[3]	04/30/14		10/31/13		04/30/13
US dollar denominated	57.5%		53.4%		48.4%
Foreign denominated	42.5		46.6		51.6
Total	100.0%		100.0%		100.0%

Top ten countries[4] (bond holdings)	04/30/14		10/31/13		04/30/13
Brazil	10.8%	Brazil	12.0%	Brazil	13.4%
Turkey	8.5	Turkey	7.9	Russia	7.3
Russia	6.7	Indonesia	6.7	Turkey	6.3
Indonesia	5.8	Russia	6.6	Indonesia	5.9
Venezuela	5.4	Venezuela	5.1	Mexico	5.8
Mexico	5.3	Mexico	4.8	Venezuela	5.3
India	4.6	Poland	3.7	India	4.6
Malaysia	4.4	India	3.6	South Africa	4.2
Poland	4.0	Malaysia	3.6	Malaysia	4.0
South Africa	3.9	Thailand	3.4	Sri Lanka	3.5
	59.4%		57.4%		60.3%

Credit quality[5]	04/30/14		10/31/13		04/30/13
AA	0.9%		0.9%		0.8%
A	12.3		16.7		9.5
BBB	25.9		18.4		18.6
BB	10.5		10.7		11.3
B	12.3		10.7		11.1
Non-rated	28.6		35.7		46.2
Cash equivalents	6.9		4.2		0.3
Other assets less liabilities	2.6		2.7		2.2
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk exposure described in the portfolio commentary section of the preceding shareholder letter which reflects forward foreign currency contracts based on contract notional amount. As of the most recent period end, April 30, 2014, the Fund maintained a risk exposure to non-US dollar currencies equal to approximately 55% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that any references to credit quality made in the commentary above may reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.

Global High Income Fund Inc.

Industry diversification (unaudited)

As a percentage of net assets As of April 30, 2014

Bonds
Corporate bonds
Banks	7.76%
Building products	0.08
Capital markets	0.30
Chemicals	0.10
Construction materials	0.16
Diversified financial services	2.80
Electric utilities	1.95
Electrical equipment	1.17
Energy equipment & services	0.08
Food & staples retailing	0.09
Metals & mining	0.81
Oil, gas & consumable fuels	6.99
Road & rail	1.36
Specialty retail	0.26

Total corporate bonds	23.91

Non-US government obligations	61.35
Structured notes	5.20

Total bonds	90.46

Short-term investment	6.94
Options purchased	0.02

Total investments	97.42

Cash and other assets, less liabilities	2.58

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

	Face amount		Value
Bonds: 90.46%
Corporate bonds: 23.91%
Brazil: 2.60%
Banco do Brasil SA, 5.875%, due 01/26/22[1]		$1,900,000	$1,938,000
Caixa Economica Federal, 2.375%, due 11/06/17[1]		200,000	191,980
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]		500,000	502,500
5.750%, due 10/27/21[2]		2,200,000	2,211,000
State of Minas Gerais, 5.333%, due 02/15/28[1]		1,600,000	1,576,000
			6,419,480

China: 0.24%
China Lesso Group Holdings Ltd., 7.875%, due 05/13/16[2]		200,000	207,000
China Shanshui Cement Group Ltd., 10.500%, due 04/27/17[2]		360,000	387,900
			594,900

Costa Rica: 0.20%
Banco Nacional de Costa Rica, 6.250%, due 11/01/23[1]		500,000	503,500

Croatia: 0.09%
Agrokor DD, 8.875%, due 02/01/20[1]		200,000	221,742

Czech Republic: 0.22%
EP Energy AS, 5.875%, due 11/01/19[1]	EUR	350,000	539,685

Hungary: 0.13%
Magyar Export-Import Bank RT, 5.500%, due 02/12/18[2]		$300,000	317,499

India: 0.95%
Canara Bank, 6.365%, due 11/28/21[3]		650,000	643,500
ICICI Bank Ltd., 6.375%, due 04/30/22[2,3]		1,700,000	1,704,250
			2,347,750

Indonesia: 1.15%
Majapahit Holding BV, 7.250%, due 06/28/17[1]		100,000	112,500
Pertamina Persero PT, 4.300%, due 05/20/23[1]		200,000	182,000
5.625%, due 05/20/43[1]		1,000,000	856,250

	Face amount	Value
6.000%, due 05/03/42[1]	$1,700,000	$1,507,900
6.500%, due 05/27/41[2]	200,000	190,000
		2,848,650

Ireland: 0.09%
Metalloinvest Finance Ltd., 5.625%, due 04/17/20[2]	250,000	223,125

Kazakhstan: 0.82%
Development Bank of Kazakhstan JSC, 5.500%, due 12/20/15[1]	264,000	274,230
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[1]	750,000	764,063
6.950%, due 07/10/42[2]	350,000	356,562
KazMunayGas National Co., 5.750%, due 04/30/43[1]	700,000	633,500
		2,028,355

Luxembourg: 0.17%
Evraz Group SA, 6.500%, due 04/22/20[2]	250,000	205,000
TMK OAO Via TMK Capital SA, 6.750%, due 04/03/20[2]	250,000	213,125
		418,125

Malaysia: 1.77%
Malayan Banking Bhd, 3.250%, due 09/20/22[2,3]	4,400,000	4,375,976

Mexico: 1.75%
Comision Federal de Electricidad, 4.875%, due 01/15/24[2]	1,450,000	1,497,125
5.750%, due 02/14/42[1]	500,000	497,500
Petroleos Mexicanos, 6.625%, due 06/15/35	2,050,000	2,316,500
		4,311,125

Morocco: 0.10%
OCP SA, 6.875%, due 04/25/44[1]	250,000	250,000

Netherlands: 0.37%
Petrobras Global Finance BV, 2.366%, due 01/15/19[3]	470,000	465,182
3.113%, due 03/17/20[3]	450,000	453,938
		919,120

Peru: 0.17%
Fondo MIVIVIENDA SA, 3.500%, due 01/31/23[1]	450,000	415,125

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
Philippines: 1.17%
Power Sector Assets & Liabilities Management Corp., 9.625%, due 05/15/28		$2,000,000	$2,890,000

Russia: 2.93%
RSHB Capital SA for OJSC Russian Agricultural Bank, 5.298%, due 12/27/17[2]		1,000,000	947,500
8.700%, due 03/17/16	RUB	10,000,000	263,267
SB Capital SA, 5.717%, due 06/16/21[2]		$330,000	318,038
VEB Finance Ltd., 5.942%, due 11/21/23[1]		500,000	445,000
6.025%, due 07/05/22[1]		200,000	181,000
6.025%, due 07/05/22[2]		1,400,000	1,267,000
6.800%, due 11/22/25[1]		1,000,000	911,250
6.800%, due 11/22/25[2]		2,550,000	2,323,687
6.902%, due 07/09/20[1]		200,000	193,750
6.902%, due 07/09/20[2]		400,000	387,500
			7,237,992

Singapore: 0.36%
Oversea-Chinese Banking Corp. Ltd., 3.150%, due 03/11/23[2,3]		900,000	893,053

South Africa: 1.16%
Edcon Pty Ltd., 9.500%, due 03/01/18[1]		350,000	346,500
9.500%, due 03/01/18[2]		300,000	294,143
Transnet Ltd., Series 2, 10.000%, due 03/30/29	ZAR	12,000,000	1,052,197
Transnet SOC Ltd., 9.500%, due 05/13/21[1]		12,660,000	1,181,885
			2,874,725

Sri Lanka: 0.77%
National Savings Bank, 8.875%, due 09/18/18[1]		$900,000	1,000,125
8.875%, due 09/18/18[2]		800,000	889,000
			1,889,125

Turkey: 2.61%
Export Credit Bank of Turkey, 5.375%, due 11/04/16[1]		700,000	735,000
5.875%, due 04/24/19[1]		400,000	419,500

	Face amount		Value
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[2]		$2,150,000	$1,991,438
4.875%, due 07/19/17[1]		800,000	817,000
Turkiye Vakiflar Bankasi Tao, 3.750%, due 04/15/18[2]		1,300,000	1,254,500
5.000%, due 10/31/18[2]		800,000	805,616
5.750%, due 04/24/17[2]		400,000	417,500
			6,440,554

Ukraine: 0.44%
Nak Naftogaz Ukraine, 9.500%, due 09/30/14		1,220,000	1,098,000

United Arab Emirates: 0.74%
IPIC GMTN Ltd., 5.500%, due 03/01/22[2]		1,620,000	1,830,600

Venezuela: 2.91%
Petroleos de Venezuela SA, 5.250%, due 04/12/17[2]		530,000	431,897
6.000%, due 11/15/26[2]		860,000	506,325
8.500%, due 11/02/17[1]		1,500,000	1,356,600
8.500%, due 11/02/17[2]		780,000	705,432
9.000%, due 11/17/21[2]		2,860,000	2,364,934
9.750%, due 05/17/35[2]		2,350,000	1,818,312
			7,183,500
Total corporate bonds (cost $58,829,030)			59,071,706

Non-US government obligations: 61.35%
Albania: 1.06%
Republic of Albania, 7.500%, due 11/04/15	EUR	1,800,000	2,623,640

Argentina: 0.42%
Republic of Argentina, 0.000%, due 12/15/35[4]		$501,737	34,369
0.000%, due 12/15/35[4]		520,000	36,660
7.000%, due 10/03/15		165,000	159,715
Series 1, 8.750%, due 06/02/17		872,897	816,264
			1,047,008

Belarus: 1.91%
Republic of Belarus, 8.750%, due 08/03/15[2]		4,550,000	4,572,750
8.950%, due 01/26/18[2]		150,000	151,125
			4,723,875

Brazil: 8.19%
Federative Republic of Brazil, 5.625%, due 01/07/41		750,000	789,375
6.000%, due 08/15/50[5]	BRL	1,585,000	1,584,731

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Brazil—(concluded)
Notas do Tesouro Nacional, Series B, 6.000%, due 08/15/16[5]	BRL	4,100,000	$4,478,588
6.000%, due 05/15/45[5]		9,250,000	9,285,647
6.000%, due 08/15/22[5]		900,000	961,577
Series F, 10.000%, due 01/01/17		1,280,000	544,894
10.000%, due 01/01/21		6,428,000	2,578,739
			20,223,551

China: 0.21%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	515,251

Colombia: 3.15%
Republic of Colombia, 2.625%, due 03/15/23		$580,000	532,150
4.375%, due 07/12/21		350,000	371,525
4.375%, due 03/21/23	COP	395,000,000	183,687
6.125%, due 01/18/41		$150,000	172,500
7.375%, due 09/18/37		575,000	753,250
7.750%, due 04/14/21	COP	1,530,000,000	886,545
8.125%, due 05/21/24		$250,000	330,875
9.850%, due 06/28/27	COP	4,930,000,000	3,333,052
12.000%, due 10/22/15		2,130,000,000	1,210,184
			7,773,768

Costa Rica: 0.08%
Republic of Costa Rica, 7.000%, due 04/04/44[1]		$200,000	199,000

Dominican Republic: 0.09%
Republic of Dominica, 7.500%, due 05/06/21[1]		200,000	222,500

El Salvador: 0.42%
Republic of El Salvador, 7.750%, due 01/24/23[2]		320,000	356,800
8.250%, due 04/10/32[2]		615,000	684,187
			1,040,987

Gabon: 0.24%
Gabonese Republic, 6.375%, due 12/12/24[1]		550,000	584,375

Ghana: 0.47%
Republic of Ghana, 7.875%, due 08/07/23[2]		700,000	651,875
8.500%, due 10/04/17[2]		500,000	514,500
			1,166,375

	Face amount		Value
Honduras: 0.09%
Republic of Honduras, 8.750%, due 12/16/20[1]		$200,000	$218,000

Hungary: 2.25%
Government of Hungary, 5.375%, due 02/21/23		550,000	574,035
5.750%, due 11/22/23		800,000	853,760
6.500%, due 06/24/19	HUF	90,000,000	445,122
6.750%, due 02/24/17		70,000,000	344,110
7.500%, due 11/12/20		150,000,000	778,625
7.625%, due 03/29/41		$900,000	1,084,500
Hungarian Development Bank, 5.875%, due 05/31/16	EUR	1,000,000	1,478,610
			5,558,762

Indonesia: 4.66%
Indonesia Treasury Bond, 9.500%, due 07/15/23	IDR	29,400,000,000	2,752,714
11.750%, due 08/15/23		4,600,000,000	487,393
12.000%, due 09/15/26		12,215,000,000	1,347,068
Republic of Indonesia, 3.375%, due 04/15/23[2]		$900,000	812,250
3.750%, due 04/25/22[2]		430,000	406,888
4.875%, due 05/05/21[1]		1,080,000	1,112,400
5.875%, due 03/13/20[2]		1,200,000	1,314,000
6.625%, due 02/17/37[2]		920,000	993,600
7.750%, due 01/17/38[2]		1,235,000	1,491,262
8.500%, due 10/12/35[2]		400,000	516,500
11.625%, due 03/04/19[2]		200,000	270,000
			11,504,075

Latvia: 0.11%
Republic of Latvia, 5.250%, due 02/22/17[2]		250,000	271,788

Lithuania: 0.47%
Republic of Lithuania, 6.125%, due 03/09/21[1]		250,000	287,500
6.125%, due 03/09/21[2]		450,000	517,500
6.625%, due 02/01/22[1]		300,000	358,003
			1,163,003

Malaysia: 2.63%
Malaysia Government Bond, 3.197%, due 10/15/15	MYR	4,100,000	1,257,120
3.580%, due 09/28/18		2,600,000	794,053
4.012%, due 09/15/17		9,200,000	2,859,663
4.262%, due 09/15/16		5,100,000	1,594,111
			6,504,947

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Mexico: 3.51%
Mexican Bonos, Series M, 7.750%, due 11/13/42	MXN	4,800,000	$386,535
10.000%, due 11/20/36		2,000,000	199,542
Mexican Udibonos, 2.500%, due 12/10/20[5]		16,469,933	1,294,481
4.000%, due 11/15/40[5]		34,483,922	2,791,744
United Mexican States, 4.750%, due 03/08/44		$1,100,000	1,072,500
5.550%, due 01/21/45		800,000	874,000
6.050%, due 01/11/40		1,600,000	1,856,000
Series A, 6.750%, due 09/27/34		150,000	187,500
			8,662,302

Mongolia: 1.40%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[2]		1,500,000	1,413,750
Mongolia Government International Bond, 4.125%, due 01/05/18[1]		300,000	279,000
5.125%, due 12/05/22[1]		2,100,000	1,769,250
			3,462,000

Montenegro: 0.91%
Republic of Montenegro, 7.875%, due 09/14/15	EUR	1,550,000	2,258,213

Nigeria: 1.01%
Nigeria Treasury Bills, 13.885%, due 04/09/15[6]	NGN	43,000,000	239,676
Republic of Nigeria, 5.125%, due 07/12/18[2]		$200,000	205,500
6.375%, due 07/12/23[2]		200,000	210,300
15.100%, due 04/27/17	NGN	280,000,000	1,832,174
			2,487,650

Pakistan: 0.08%
Islamic Republic of Pakistan, 7.125%, due 03/31/16[2]		$100,000	102,250
7.875%, due 03/31/36[2]		100,000	86,250
			188,500

Peru: 2.34%
Republic of Peru, 5.625%, due 11/18/50		1,150,000	1,262,125
6.900%, due 08/12/37[2]	PEN	1,250,000	446,688
6.950%, due 08/12/31[1]		1,750,000	640,436

	Face amount		Value
7.840%, due 08/12/20[2]	PEN	7,150,000	$2,837,647
Series 7, 8.200%, due 08/12/26		1,442,000	604,439
			5,791,335

Philippines: 1.10%
Republic of the Philippines, 3.900%, due 11/26/22	PHP	20,000,000	428,443
4.950%, due 01/15/21		43,000,000	998,318
4.950%, due 01/15/21		35,000,000	812,584
9.500%, due 02/02/30		$300,000	469,125
			2,708,470

Poland: 4.01%
Republic of Poland, 4.750%, due 04/25/17	PLN	16,500,000	5,700,461
5.000%, due 04/25/16		5,300,000	1,820,116
5.000%, due 03/23/22		$200,000	217,720
5.500%, due 10/25/19	PLN	6,000,000	2,170,198
			9,908,495

Romania: 0.85%
Romanian Government International Bond, 4.375%, due 08/22/23[1]		$200,000	203,000
5.750%, due 01/27/16	RON	3,150,000	1,021,043
6.125%, due 01/22/44[1]		$800,000	882,000
			2,106,043

Russia: 3.80%
Russian Federation, 5.625%, due 04/04/42[1]		1,000,000	916,250
5.625%, due 04/04/42[2]		200,000	183,250
7.000%, due 01/25/23	RUB	25,100,000	608,473
7.050%, due 01/19/28		55,000,000	1,265,317
7.500%, due 03/31/30[1,7]		$548,000	611,020
7.500%, due 03/31/30[2,7]		31,510	35,134
7.600%, due 04/14/21	RUB	155,000,000	3,987,187
8.150%, due 02/03/27		69,500,000	1,776,020
			9,382,651

South Africa: 2.71%
Republic of South Africa, 5.500%, due 03/09/20		$100,000	109,125
5.875%, due 09/16/25		1,500,000	1,646,250
7.000%, due 02/28/31	ZAR	14,000,000	1,108,026
7.750%, due 02/28/23		20,950,000	1,920,335
10.500%, due 12/21/26		11,050,000	1,216,408
13.500%, due 09/15/15		6,800,000	701,559
			6,701,703

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(concluded)
Sri Lanka: 0.91%
Republic of Sri Lanka, 6.250%, due 10/04/20[1]		$550,000	$573,375
6.250%, due 10/04/20[2]		1,000,000	1,042,500
7.400%, due 01/22/15[2]		600,000	620,250
			2,236,125

Thailand: 2.91%
Thailand Government Bond, 1.200%, due 07/14/21[2,5]	THB	159,438,760	4,715,815
3.775%, due 06/25/32		10,000,000	293,603
3.875%, due 03/07/18		2,100,000	66,951
3.875%, due 06/13/19		62,100,000	1,992,481
5.125%, due 03/13/18		3,400,000	113,354
			7,182,204

Turkey: 5.88%
Republic of Turkey, 5.125%, due 03/25/22		$1,450,000	1,506,188
5.625%, due 03/30/21		1,000,000	1,072,500
6.000%, due 01/14/41		250,000	259,375
6.250%, due 09/26/22		1,300,000	1,446,250
6.750%, due 05/30/40		750,000	847,500
6.875%, due 03/17/36		250,000	285,625
7.100%, due 03/08/23	TRY	3,250,000	1,348,418
7.250%, due 03/05/38		$250,000	298,125
7.500%, due 11/07/19		200,000	234,250
8.000%, due 02/14/34		350,000	446,250
8.500%, due 09/14/22	TRY	1,500,000	685,472
10.500%, due 01/15/20		12,100,000	6,093,214
			14,523,167

Ukraine: 0.39%
Financing of Infrastructural Projects State Enterprise, 8.375%, due 11/03/17[1]		$1,150,000	956,800

Uruguay: 0.08%
Oriental Republic of Uruguay, 4.500%, due 08/14/24		116,000	119,480
6.875%, due 09/28/25		60,000	70,800
			190,280

Venezuela: 2.53%
Republic of Venezuela, 7.650%, due 04/21/25		2,850,000	2,101,875
7.750%, due 10/13/19[2]		150,000	121,875
8.250%, due 10/13/24[2]		2,000,000	1,535,000

	Face amount	Value
9.250%, due 09/15/27	$500,000	$412,500
9.250%, due 05/07/28[2]	280,000	221,900
9.375%, due 01/13/34	2,350,000	1,862,375
		6,255,525

Vietnam: 0.11%
Socialist Republic of Vietnam, 6.875%, due 01/15/16[2]	250,000	268,125

Zambia: 0.37%
Republic of Zambia, 5.375%, due 09/20/22[1]	400,000	352,000
8.500%, due 04/14/24[1]	550,000	574,750
		926,750
Total Non-US government obligations (cost $155,129,740)		151,537,243

Structured notes: 5.20%
Bangladesh: 0.82%
Standard Chartered Bank, 11.700%, due 06/05/18[1] (linked to People’s Republic of Bangladesh Bonds, 11.700%, due 06/05/18)	1,985,909	2,015,483

Ghana: 0.23%
Citigroup Funding, Inc., 23.000%, due 08/23/17[1] (linked to Ghana Government Bonds, 23.000%, due 08/21/17)	1,750,000	571,519

India: 3.67%
Standard Chartered Bank, 8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/23/22)	3,235,610	2,659,592
8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/22/22)	5,918,535	4,928,072
8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/23/22)	1,792,460	1,486,243
		9,073,907

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

	Face amount	Value
Bonds—(concluded)
Structured notes—(concluded)
Vietnam: 0.48%
Citigroup Funding Inc., 9.400%, due 07/03/15[1] (linked to Socialist Republic of Vietnam Bonds, 9.400%, due 07/03/15)	VND 24,000,000,000	$1,193,904
Total structured notes (cost $15,031,865)		12,854,813
Total bonds (cost $228,990,635)		223,463,762
	Shares
Short-term investment: 6.94%
Investment company: 6.94%
UBS Cash Management Prime Relationship Fund[8] (cost $17,130,556)	17,130,556	17,130,556

	Number of contracts		Value
Options purchased: 0.02%
Put options: 0.02%
10 Year US Treasury Notes, strike @ USD 123.0000, expires May 2014		280	$48,125
	Face amount covered by contracts
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.8000, expires June 2014, counterparty: BB	EUR	5,240,000	186
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.9200, expires June 2014, counterparty: BB		$7,480,000	7
Total options purchased (cost $339,810)			48,318
Total investments: 97.42% (cost $246,461,001)			240,642,636

Cash and other assets, less liabilities: 2.58%			6,368,346
Net assets: 100.00%			$247,010,982

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,760,176
Gross unrealized depreciation	(16,578,541)
Net unrealized depreciation of investments	$(5,818,365)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 17. Portfolio footnotes begin on page 16.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	COP	1,255,000,000	USD	645,908	06/18/14	$856
BB	HUF	302,290,000	USD	1,347,719	06/18/14	(15,927)
BB	INR	61,890,000	USD	1,019,605	06/18/14	4,215
BB	MXN	21,570,000	USD	1,636,695	06/18/14	(5,489)
BB	USD	4,861,962	BRL	11,126,000	06/10/14	66,943
BB	USD	3,125,779	BRL	7,269,000	06/18/14	87,203
BB	USD	2,082,285	CNY	12,830,000	06/18/14	(37,074)
BB	USD	521,594	RUB	18,750,000	06/18/14	(2,027)
BB	USD	3,732,121	TRY	8,569,324	06/18/14	275,946
CSI	BRL	23,073,994	USD	9,642,642	06/18/14	(556,332)
CSI	COP	1,025,000,000	USD	515,594	06/18/14	(11,242)
CSI	USD	179,285	CLP	103,573,000	06/18/14	3,285
CSI	USD	5,243,659	IDR	60,903,586,958	06/18/14	(20,506)
CSI	USD	8,777,628	MXN	116,985,000	06/18/14	128,762
CSI	USD	2,991,622	RUB	111,407,999	06/18/14	95,520
CSI	USD	175,720	RUB	6,300,000	06/18/14	(1,146)
CSI	USD	5,972,311	ZAR	65,140,000	06/18/14	171,030
DB	INR	124,202,800	USD	2,001,657	06/18/14	(36,059)
DB	PEN	5,112,000	USD	1,791,798	06/18/14	(17,067)
DB	USD	31,827	COP	65,340,000	06/18/14	1,757
DB	USD	6,316,309	HUF	1,435,507,499	06/18/14	159,342
DB	USD	5,868,962	MYR	19,380,487	06/18/14	44,720
DB	USD	743,792	PHP	33,210,300	06/18/14	529
DB	USD	3,218,890	THB	104,388,590	06/18/14	146
GSI	BRL	11,126,000	USD	4,613,726	06/10/14	(315,180)
GSI	COP	1,248,000,000	USD	623,688	06/18/14	(17,766)
GSI	TWD	1,122,128	USD	37,056	06/18/14	(149)
GSI	USD	716,169	KRW	769,309,200	06/18/14	26,408
GSI	USD	1,507,564	MXN	19,791,000	06/18/14	(821)
GSI	USD	2,578,296	PLN	7,895,000	06/18/14	21,220
GSI	USD	183,936	RON	600,000	06/18/14	3,121
GSI	ZAR	9,020,000	USD	838,349	06/18/14	(12,326)
JPMCB	EUR	5,300,000	USD	7,300,035	07/07/14	(51,739)
Net unrealized depreciation on forward foreign currency contracts						$(9,847)

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 40 contracts (USD)	June 2014	$5,297,794	$5,397,500	$99,706
10 Year US Treasury Notes, 90 contracts (USD)	June 2014	11,192,459	11,197,968	5,509
US Treasury futures sell contracts:
US Ultra Bond, 25 contracts (USD)	June 2014	(3,575,322)	(3,682,031)	(106,709)
5 Year US Treasury Notes, 12 contracts (USD)	June 2014	(1,431,078)	(1,433,437)	(2,359)
Net unrealized depreciation on futures contracts				$(3,853)

Options written

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell EUR/BRL, EUR 5,230,000 face amount covered by contracts, strike @ BRL 2.6000, counterparty: BB	June 2014	$44,540	$0
Foreign Exchange Option, Sell USD/TRY, USD 3,740,000 face amount covered by contracts, strike @ TRY 1.9800, counterparty: BB	June 2014	118,184	(156)
Total options written		$162,724	$(156)

Foreign exchange written options activity for the period ended April 30, 2014 was as follows:

Premiums received
Foreign exchange options outstanding at October 31, 2013	$278,660
Foreign exchange options written	232,735
Foreign exchange options terminated in closing purchase transactions	(348,671)
Foreign exchange written options expired prior to exercise	—
Foreign exchange options outstanding at April 30, 2014	$162,724

Swap agreements

Currency swap agreements9

	Notional amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[10]	Receive rate[10]	Upfront payments	Value	Unrealized appreciation
BB	INR	308,000,000	USD	5,966,670	12/05/16	4.500%	6 month USD LIBOR	$—	$1,138,220	$1,138,220
BB	PHP	85,653,500	USD	2,085,803	12/18/15	1.300	6 month USD LIBOR	—	163,419	163,419
								$—	$1,301,639	$1,301,639

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	KRW	3,250,000,000	08/19/16	3.530%	3 month CD KSDA	$—	$(54,107)	$(54,107)
CITI	BRL	6,749,706	01/02/17	1 Day CDI	12.280%	—	9,110	9,110
CITI	BRL	2,814,422	01/04/21	12.570	1 Day CDI	—	(16,820)	(16,820)
CITI	KRW	2,900,000,000	08/26/16	3.410	3 month CD KSDA	—	(39,921)	(39,921)
CITI	MXN	27,530,000	03/21/19	5.510	28 day MXIBTIIE	—	(9,410)	(9,410)
CITI	MXN	16,200,000	03/14/24	28 day MXIBTIIE	6.570	—	1,897	1,897
CITI	MYR	1,950,000	08/24/15	3 month KLIBOR	3.505	—	91	91
DB	MYR	7,650,000	08/24/15	3 month KLIBOR	3.500	—	185	185
DB	TWD	85,000,000	08/22/16	1.325	3 month TWCPBA	—	(22,122)	(22,122)
DB	ZAR	12,700,000	05/31/23	3 month JIBAR	7.480	—	(55,828)	(55,828)
GSI	KRW	3,591,000,000	01/21/19	3.380	3 month CD KSDA	—	(17,219)	(17,219)
GSI	TWD	85,500,000	08/26/16	1.280	3 month TWCPBA	—	(19,030)	(19,030)
MLI	MXN	35,610,000	03/05/19	5.530	28 day MXIBTIIE	—	(18,581)	(18,581)
MLI	MXN	7,200,000	11/16/28	28 day MXIBTIIE	8.830	—	88,783	88,783
MLI	MXN	7,000,000	11/21/28	28 day MXIBTIIE	8.610	—	74,844	74,844
MLI	ZAR	35,000,000	06/04/18	3 month JIBAR	6.400	—	(125,013)	(125,013)
						$—	$(203,141)	$(203,141)

Credit default swap on credit indices—buy protection11

Counterparty	Referenced index[12]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments received	Value	Unrealized depreciation
MLI	CDX.EM Series 20 Index	USD	12,000,000	12/20/18	5.000%	$852,000	$(1,196,153)	$(344,153)

Credit default swaps on sovereign issues—buy protection11

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments made	Value	Unrealized appreciation
DB	Federation of Russia bond, 2.250%, due 03/31/30	USD	1,000,000	03/20/16	1.000%	$(16,785)	$18,277	$1,492

Credit default swaps on sovereign issues—sell protection13

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[14]
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	180,000	06/20/22	1.000%	$14,775	$(10,668)	$4,107	1.850%
BB	Federation of Russia bond, 2.250%, due 03/31/30	USD	2,900,000	12/20/22	1.000	277,973	(387,733)	(109,760)	2.931
DB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	800,000	06/20/22	1.000	64,908	(47,411)	17,497	1.850
						$357,656	$(445,812)	$(88,156)

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014 in valuing the Fund’s investments:

Assets	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Description:
Corporate bonds	$—	$59,071,706	$—	$59,071,706
Non-US government obligations	—	151,537,243	—	151,537,243
Structured notes	—	12,854,813	—	12,854,813
Short-term investment	—	17,130,556	—	17,130,556
Options purchased	48,125	193	—	48,318
Forward foreign currency contracts	—	1,091,003	—	1,091,003
Futures contracts	105,215	—	—	105,215
Swap agreements	—	1,494,826	—	1,494,826
Total	$153,340	$243,180,340	$—	$243,333,680
Liabilities	Level 1	Level 2	Level 3	Total
Description:
Forward foreign currency contracts	$—	$(1,100,850)	$—	$(1,100,850)
Futures contracts	(109,068)	—	—	(109,068)
Options written	—	(156)	—	(156)
Swap agreements	—	(2,020,016)	—	(2,020,016)
Total	$(109,068)	$(3,121,022)	$—	$(3,230,090)

At April 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of these securities amounted to $42,148,557 or 17.06% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At April 30, 2014, the value of these securities amounted to $58,906,296 or 23.85% of net assets.
[3]	Variable or floating rate security — The interest rate shown is the current rate as of April 30, 2014 and changes periodically.
[4]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[6]	Rate shown reflects annualized yield at April 30, 2014 on zero coupon bond.
[7]	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2014. Maturity date disclosed is the ultimate maturity date.
[8]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 10/31/13	Purchases during the six months ended 04/30/14	Sales during the six months ended 04/30/14	Value 04/30/14	Net income earned from affiliate for the six months ended 04/30/14
UBS Cash Management Prime Relationship Fund	$10,870,206	$44,381,547	$38,121,197	$17,130,556	$7,921

Global High Income Fund Inc.

Portfolio of investments—April 30, 2014

(unaudited)

[9]	Illiquid investment as of April 30, 2014.
[10]	Payments made or received are based on the notional amount.
[11]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[12]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[13]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[14]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

Portfolio acronyms

CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CDI	CHESS Depositary Interest
GDP	Gross Domestic Product
JIBAR	Johannesburg Interbank Agreed Rate

JSC	Joint Stock Company
KLIBOR	Korea Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
OJSC	Open joint stock company
TWCPBA	Taiwan Secondary Markets Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	CitiBank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG

GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International

Currency abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
VND	Vietnamese Dong
ZAR	South African Rand

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of assets and liabilities—April 30, 2014

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$229,330,445)	$223,512,080
Investment in securities of an affiliated issuer, at value (cost—$17,130,556)	17,130,556
Total investments, at value (cost—$246,461,001)	$240,642,636
Foreign currency, at value (cost—$1,702,190)	1,714,714
Interest receivable	4,105,538
Receivable for investments sold	48,750
Foreign tax reclaims receivable	14,166
Cash collateral for futures contracts	93,938
Cash collateral for swap agreements	1,750,000
Outstanding swap agreements, at value[1]	1,494,826
Unrealized appreciation on forward foreign currency contracts	1,091,003
Due from advisor	30,625
Other assets	19,760
Total assets	251,005,956
Liabilities:
Outstanding swap agreements, at value[1]	2,020,016
Unrealized depreciation on forward foreign currency contracts	1,100,850
Payable for investments purchased	247,640
Payable for investment advisory and administration fees	219,316
Due to custodian	162,331
Deferred capital gain country taxes	106,007
Due to broker	52,752
Variation margin on futures contracts	3,853
Directors’ fees payable	2,802
Options written, at value (premiums received—$162,724)	156
Accrued expenses and other liabilities	79,251
Total liabilities	3,994,974
Net assets:[2]
Capital stock—$0.001 par value; – 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	$266,985,247
Distributions in excess of net investment income	(6,726,654)
Accumulated net realized loss	(8,333,107)
Net unrealized depreciation	(4,914,504)
Net assets	$247,010,982
Net asset value per share	$11.44

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $1,192,871.
[2]	The actual sources of the Fund’s fiscal year 2014 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2014 fiscal year.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of operations

For the six months ended April 30, 2014 (unaudited)
Investment income:
Interest income, net of foreign withholding taxes of $15,090	$7,738,508
Affiliated income	7,921
Total income	7,746,429
Expenses:
Investment advisory and administration fees	1,516,261
Custody and accounting fees	133,594
Professional fees	64,640
Reports and notices to shareholders	32,490
Listing fees	11,778
Transfer agency fees	10,636
Directors’ fees	8,810
Insurance expense	3,076
Other expenses	22,723
Total expenses	1,804,008
Less: Fee waivers by investment advisor and administrator	(204,074)
Net expenses	1,599,934
Net investment income	6,146,495
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(4,368,615)
Futures contracts	(85,776)
Options written	199,528
Swap agreements	318,933
Forward foreign currency contracts	(1,295,183)
Foreign currency transactions	(120,023)
Change in net unrealized appreciation/depreciation on:
Investments (net of decrease in deferred capital gain country tax liability of $222,413)	(1,612,729)
Futures contracts	62,590
Options written	(66,868)
Swap agreements	(769,803)
Forward foreign currency contracts	(465,657)
Translation of other assets and liabilities denominated in foreign currency	31,415
Net realized and unrealized loss from investment activities	(8,172,188)
Net decrease in net assets resulting from operations	$(2,025,693)

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of changes in net assets

	For the six months ended April 30, 2014 (unaudited)	For the year ended October 31, 2013
From operations:
Net investment income	$6,146,495	$14,691,876
Net realized loss	(5,351,136)	(9,082,280)
Change in net unrealized appreciation/depreciation	(2,821,052)	(18,833,900)
Net decrease in net assets resulting from operations	(2,025,693)	(13,224,304)
Dividends and distributions to shareholders from:
Net investment income	(8,600,028)[1]	(5,652,589)
Return of capital	—	(13,853,476)
Total dividends and distributions to shareholders	(8,600,028)	(19,506,065)
Net decrease in net assets	(10,625,721)	(32,730,369)
Net assets:
Beginning of period	257,636,703	290,367,072
End of period	$247,010,982	$257,636,703
Distributions in excess of net investment income	$(6,726,654)[1]	$(4,273,121)

[1]	The actual sources of the Fund’s fiscal year 2014 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2014 fiscal year.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended April 30, 2014 (unaudited)	For the years ended October 31,
		2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.93	$13.45	$13.00	$14.16	$12.90	$9.82
Net investment income[1]	0.28	0.68	0.79	0.63	0.77	0.76
Net realized and unrealized gains (losses)	(0.37)	(1.30)	0.65	(0.39)	1.55	3.30
Net increase (decrease) from operations	(0.09)	(0.62)	1.44	0.24	2.32	4.06
Dividends from net investment income	(0.40)[2]	(0.26)	(0.71)	(1.37)	(1.06)	(0.72)
Distributions from net realized gains	—	—	(0.28)	—	—	—
Return of capital	—	(0.64)	—	(0.03)	—	(0.26)
Total dividends, distributions and return of capital	(0.40)[2]	(0.90)	(0.99)	(1.40)	(1.06)	(0.98)
Net asset value, end of period	$11.44	$11.93	$13.45	$13.00	$14.16	$12.90
Market price, end of period	$10.13	$10.49	$12.74	$12.54	$14.98	$11.47
Total net asset value return[3]	(0.67)%	(4.81)%	11.53%	1.95%	18.91%	43.02%
Total market price return[4]	0.55%	(11.11)%	9.79%	(6.98)%	41.52%	54.20%
Ratios to average net assets:
Expenses before fee waivers	1.49%[5]	1.47%	1.48%	1.50%	1.54%	1.56%
Expenses after fee waivers	1.32%[5]	1.29%	1.36%	1.44%	1.47%	1.51%
Net investment income	5.07%[5]	5.29%	6.10%	4.64%	5.76%	6.71%
Supplemental data:
Net assets, end of period (000’s)	$247,011	$257,637	$290,367	$280,799	$305,683	$278,635
Portfolio turnover rate	25%	42%	52%	71%	84%	104%

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2014 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2014 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[5]	Annualized.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio of securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,091,003	(1,100,850)
Futures contracts	105,215	(109,068)
Options and swaptions purchased	48,318	—
Options and swaptions written	—	(156)
Swap agreements	1,494,826	(2,020,016)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,739,362	(3,230,090)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(153,340)	109,068
Total gross amount of assets and liabilities subject to MNA or similar agreements	2,586,022	(3,121,022)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	1,736,995	(513,181)	—	1,223,814
CITI	11,098	(11,098)	—	—
CSI	398,597	(398,597)	—	—
DB	224,956	(178,487)	—	46,469
GSI	50,749	(50,749)	—	—
MLI	163,627	(163,627)	—	—
Total	2,586,022	(1,315,739)	—	1,270,283

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(513,181)	513,181	—	—
CITI	(66,151)	11,098	—	(55,053)
CSI	(589,226)	398,597	—	(190,629)
DB	(178,487)	178,487	—	—
GSI	(382,491)	50,749	—	(331,742)
JPMCB	(51,739)	—	—	(51,739)
MLI	(1,339,747)	163,627	—	(1,176,120)
Total	(3,121,022)	1,315,739	—	(1,805,283)

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of April 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of April 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended April 30, 2014. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk as of and for the period ended April 30, 2014 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$1,091,003	$1,091,003
Futures contracts[2]	105,215	—	—	105,215
Options purchased[1]	48,125	—	193	48,318
Swap agreements[1]	174,910	18,277	1,301,639	1,494,826
Total value	$328,250	$18,277	$2,392,835	$2,739,362

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(1,100,850)	$(1,100,850)
Futures contracts[2]	(109,068)	—	—	(109,068)
Options written[1]	—	—	(156)	(156)
Swap agreements[1]	(378,051)	(1,641,965)	—	(2,020,016)
Total value	$(487,119)	$(1,641,965)	$(1,101,006)	$(3,230,090)

[1]	Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Activities in derivative instruments during the period ended April 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,295,183)	$(1,295,183)
Futures contracts	(85,776)	—	—	(85,776)
Options purchased[2]	—	—	(476,239)	(476,239)
Options written	—	—	199,528	199,528
Swap agreements	28,163	397,783	(107,013)	318,933
Total net realized gain (loss)	$(57,613)	$397,783	$(1,678,907)	$(1,338,737)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(465,657)	$(465,657)
Futures contracts	62,590	—	—	62,590
Options purchased[2]	(31,048)	—	142,725	111,677
Options written	—	—	(66,868)	(66,868)
Swap agreements	(118,880)	(730,667)	79,744	(769,803)
Total change in net unrealized appreciation/depreciation	$(87,338)	$(730,667)	$(310,056)	$(1,128,061)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them, is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2014 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. Since August 1, 2005, UBS Global AM has contractually agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the annual rate of 1.25% of the Fund’s average weekly net assets on assets up to $200 million, and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million. This fee reduction “breakpoint” continues indefinitely unless the Board agrees to any change. Additionally, effective August 1, 2012, through July 31, 2013, UBS Global AM agreed voluntarily to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following annual rates:

Average weekly net assets	Advisory fee
Up to $200 million	1.10%
Above $200 million	1.00%

This additional fee waiver was extended for another year effective August 1, 2013 through July 31, 2014.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

At April 30, 2014, the Fund owed UBS Global AM $219,316, which is composed of $253,596 of investment advisory and administration fees less fees waived of $34,280. For the period ended April 30, 2014, UBS Global AM waived $204,074 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended April 30, 2014, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,844,985. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the period ended April 30, 2014.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at April 30, 2014. For the six months ended April 30, 2014 and for the year ended October 31, 2013, there were no transactions involving common stock.

Purchases and sales of securities

For the period ended April 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $55,664,331, and $62,452,270, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$5,652,589
Return of capital	13,853,476	*
Total distributions paid	$19,506,065

*	The return of capital is primarily due to the tax treatment of foreign currency losses.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending October 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013 the Fund had no pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of April 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended April 30, 2014, the Fund did not incur any interest or penalties. Capital gains realized by the Fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Global High Income Fund Inc.

General information

(unaudited)

The Fund

Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on February 20, 2014. At the meeting, the two nominees as Class I directors, namely Bernard H. Garil and Heather R. Higgins, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Bernard H. Garil	17,563,276.091	732,044.656
Heather R. Higgins	17,573,155.008	722,165.739

The following persons’ terms of office as directors also continued after the annual meeting given that they were in other director classes: Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, and Meyer Feldberg. In addition, David Malpass became a Class II director of the Fund on May 20, 2014. The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in streetname for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/ closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Global High Income Fund Inc.

General information

(unaudited)

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in December 1999, which was revised (1) effective June 2005, (2) effective August 2009, (3) effective June 2012 and (4) effective June 2014. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the

Global High Income Fund Inc.

General information

(unaudited)

annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. The Board approved a subsequent reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in May 2012, effective beginning with the June 2012 monthly distribution. Most recently, the Board approved a reduction in the annualized rate for distributions pursuant to the policy from 7% to 6% in May 2014, effective beginning with the June 2014 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Directors

Richard Q. Armstrong

Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Uwe Schillhorn

Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2014. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.  Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 9, 2014